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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                November 16, 1998
                        (Date of earliest event reported)


                          GULF CANADA RESOURCES LIMITED
             (Exact name of registrant as specified in its charter)


             CANADA                                   001-09073                             98-0086499
 (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)


                               ONE NORWEST CENTER
                         1700 LINCOLN STREET, SUITE 5000
                           DENVER, COLORADO 80203-4525
                    (Address of principal executive offices)


                                 (303) 813-3800
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         On November 16, 1998, Gulf Canada Resources Limited ("Gulf Canada" or the "Corporation") closed the offering of U.S. $200,000,000 of the Corporation's 8 3/8% Senior Notes due 2005 (the "Notes") pursuant to the Registration Statement on Form F-10 (File No. 333-7802) filed with the Securities and Exchange Commission ("SEC") on October 17, 1997 ("Registration Statement"), as amended by Amendment No. 1 to the Registration Statement filed with the SEC on October 22, 1997. The Prospectus Supplement was filed with the SEC on November 12, 1998. The Notes were sold pursuant to an Underwriting Agreement dated November 6, 1998 between Gulf Canada and Goldman, Sachs & Co.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

               Not applicable.

(b)      Pro forma Financial Information

               Not applicable.


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(c)            Exhibits


         EXHIBIT
         NUMBER
         -------

            3.1 Underwriting Agreement dated November 6, 1998 between Gulf Canada and Goldman, Sachs & Co.

            3.2 Certified Resolutions of the Board of Directors of the Corporation approving the preliminary shelf prospectus (incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            3.3 Certified Resolutions of the Board of Directors of the Corporation approving the final shelf prospectus (incorporated herein by reference from Exhibit 3.3 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            3.4 Certified Resolutions of the Board of Directors of the Corporation approving the supplemental prospectus

            4.1 Annual Information Form of Gulf Canada and Management's Discussion and Analysis for the year ended December 31, 1997 (incorporated herein by reference from the Registrant's Form 10-K for the year ended December 31, 1997 (file no. 001-09073))

            4.2 Audited Comparative Consolidated Financial Statements of Gulf Canada and the notes thereto, together with the Auditors' Report thereon for the fiscal years ended December 31, 1997 and 1996 (incorporated herein by reference from the Registrant's Form 10-K for the year ended December 31, 1997 (file no. 001-09073))

            4.3 Management Proxy Circular of the Registrant dated March 23, 1998 (incorporated herein by reference to the Registrant's Definitive Proxy Statement on Schedule 14A dated March 23, 1998 (file no. 001-09073))

            4.4 Unaudited Comparative Consolidated Financial Statements of Gulf Canada for the three month period ended March 31, 1998, the six month period ended June 30, 1998 and the nine month period ended September 30, 1998 and the notes thereto (incorporated herein by reference to the Registrant's Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, respectively (file no. 001-09073))

            4.5 Management's Discussion and Analysis for the period ended September 30, 1998 (incorporated herein by reference to the Registrant's Report on Form 10-Q for the nine month period ended September 30, 1998 (file no. 001-09073))

            4.6 Material Change Report of Gulf Canada dated February 10, 1998 (incorporated herein by reference to the Registrant's Report on Form 6-K filed February 11, 1998 (file no. 0-09073))

            5.1       Consent of Ernst & Young



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            5.2       Consent and comfort letter of Ernst & Young filed with the
                      Alberta Securities Commission

            5.3 Consent of Bennett Jones (incorporated herein by reference from Exhibit 5.3 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            5.4 Consent of Butler & Binion, L.L.P. (incorporated herein by reference from Exhibit 5.4 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            6.1 Powers of Attorney (incorporated herein by reference from Exhibit 6.1 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            7.1 Form of Indenture (incorporated herein by reference from Exhibit 7.1 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            7.2 First Supplemental Indenture dated November 16, 1998 between Gulf Canada and The Bank of New York, as Trustee


ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GULF CANADA RESOURCES LIMITED



November 18, 1998                 By:   /s/ Craig S. Glick
                                  Craig S. Glick, Executive Vice President
                                     and Chief Financial Officer



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                                INDEX TO EXHIBITS


         EXHIBIT
         NUMBER
         -------

            3.1 Underwriting Agreement dated November 6, 1998 between Gulf Canada and Goldman, Sachs & Co.

            3.2 Certified Resolutions of the Board of Directors of the Corporation approving the preliminary shelf prospectus (incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            3.3 Certified Resolutions of the Board of Directors of the Corporation approving the final shelf prospectus (incorporated herein by reference from Exhibit 3.3 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            3.4 Certified Resolutions of the Board of Directors of the Corporation approving the supplemental prospectus

            4.1 Annual Information Form of Gulf Canada and Management's Discussion and Analysis for the year ended December 31, 1997 (incorporated herein by reference from the Registrant's Form 10-K for the year ended December 31, 1997 (file no. 001-09073))

            4.2 Audited Comparative Consolidated Financial Statements of Gulf Canada and the notes thereto, together with the Auditors' Report thereon for the fiscal years ended December 31, 1997 and 1996 (incorporated herein by reference from the Registrant's Form 10-K for the year ended December 31, 1997 (file no. 001-09073))

            4.3 Management Proxy Circular of the Registrant dated March 23, 1998 (incorporated herein by reference to the Registrant's Definitive Proxy Statement on Schedule 14A dated March 23, 1998 (file no. 001-09073))

            4.4 Unaudited Comparative Consolidated Financial Statements of Gulf Canada for the three month period ended March 31, 1998, the six month period ended June 30, 1998 and the nine month period ended September 30, 1998 and the notes thereto (incorporated herein by reference to the Registrant's Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, respectively (file no. 001-09073))

            4.5 Management's Discussion and Analysis for the period ended September 30, 1998 (incorporated herein by reference to the Registrant's Report on Form 10-Q for the nine month period ended September 30, 1998 (file no. 001-09073))

            4.6 Material Change Report of Gulf Canada dated February 10, 1998 (incorporated herein by reference to the Registrant's Report on Form 6-K filed February 11, 1998 (file no. 0-09073))


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            5.1       Consent of Ernst & Young

            5.2 Consent and comfort letter of Ernst & Young filed with the Alberta Securities Commission

            5.3 Consent of Bennett Jones (incorporated herein by reference from Exhibit 5.3 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            5.4 Consent of Butler & Binion, L.L.P. (incorporated herein by reference from Exhibit 5.4 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            6.1 Powers of Attorney (incorporated herein by reference from Exhibit 6.1 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            7.1 Form of Indenture (incorporated herein by reference from Exhibit 7.1 to the Registrant's Registration Statement on Form F-10 (file no. 333-7802))

            7.2 First Supplemental Indenture dated November 16, 1998 between Gulf Canada and The Bank of New York, as Trustee


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